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                                                                   EXHIBIT 10.50

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                                FUTURELINK CORP.


                              MICROSOFT CORPORATION


                      SERIES A CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT


                                  JUNE 29, 2000


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                                FUTURELINK CORP.
                      SERIES A CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

         This Agreement is made as of June 29, 2000, by and between FutureLink, Inc., a Delaware corporation (the "Company"), and Microsoft Corporation, a Washington corporation (the "Purchaser").

                                    RECITALS

         A. On June 28, 2000, the Company and the Purchaser entered into a Commercial Agreement (the "Commercial Agreement"), a copy of which is attached hereto as Exhibit A;

         B. The Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company's Series A 8% Convertible Redeemable Preferred Stock convertible into the Company's Common Stock (the "Common Stock"), on the terms and conditions set forth in the Certificate of Designation of Series A Convertible Preferred Stock in the form attached as Exhibit C (the "Designation") and to grant to Purchaser a Preferred Stock Purchase Warrant (the "Warrant") in the form attached as Exhibit B;

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

                                    SECTION 1
                      AUTHORIZATION AND SALE OF THE SHARES

         1.1 AUTHORIZATION OF THE SHARES; WARRANT.

                  (a) The Company has authorized, or before the Closing (as defined in Section 2.1 below) will have authorized, a new series of preferred stock, designated Series A 8% Convertible Preferred Stock (the "Series A Preferred Stock"), such Series having the rights, preferences and privileges provided for in the Designation. Without limiting the generality of the foregoing, the Company and the Purchaser hereby agree that the dividend payable by the Company with respect to the Series A Preferred is payable in accordance with Section 3 of the Designation attached hereto as Exhibit C.

                  (b) In addition, prior to the Closing, the Company will have authorized the issuance and sale to the Purchaser of an aggregate of One Million Four Hundred Twenty-Eight Thousand Five Hundred Seventy One (1,428,571) shares (the "Shares") of the Series A Preferred Stock and the Warrant, which shall entitle the holder thereof to purchase One Million One Hundred Forty-Two Thousand Eight Hundred Fifty-Seven (1,142,857) shares of Preferred Stock at an exercise price of Seven Dollars ($7.00) per share, for an aggregate purchase price of Ten Million Dollars ($10,000,000) (the "Purchase Price").

         1.2 SALE OF SHARES AND WARRANT. Subject to the terms and conditions hereof, at the Closing specified in Section 2.1 below, the Company will issue and sell the Shares and the Warrant to the Purchaser, and the Purchaser will purchase such Shares and the Warrant from the Company. The Common Stock of the Company issued or issuable upon conversion of the Shares, including all shares of Common Stock issuable in the event the Company pays dividends on the Shares in additional shares of Series A Preferred Stock or Common Stock, or the exercise or conversion of the Warrant is referred to as the "Conversion Stock." The Shares, the Conversion Stock and any other securities issued or issuable in respect of the Shares are sometimes collectively referred to as the "Securities."

                                    SECTION 2
                             CLOSING DATE; DELIVERY

         2.1 CLOSING DATE. The purchase and sale of the Shares and the Warrant shall occur at a closing (the "Closing") to be held at such time as shall be designated by the Company by written notice and agreed to by the Purchaser (the "Closing Date"). The Closing will take place at the offices of the Purchaser in Redmond, Washington or at such other place as agreed to by the Purchaser and the Company.

         2.2 DELIVERY. At the Closing, the Company shall deliver to the Purchaser a certificate, registered in Purchaser's name and representing the Shares, and the Warrant against delivery to the Company of a check or wire transfer payable to the order of the Company in the amount of Ten Million Dollars ($10,000,000). The Shares shall be delivered free of any claims or liens or encumbrances.

                                    SECTION 3
                     COMPANY REPRESENTATIONS AND WARRANTIES

         Except as disclosed in (a) the Schedule of Exceptions to the representations and warranties of the Company attached hereto as Exhibit D, with respect to the sections referenced therein, (b) with respect to Sections 3.6-3.14 only, the Financial Statements (as defined herein), (c) with respect to Sections 3.6-3.14 only any filings made by the Company with the Securities and Exchange Commission (the "SEC Filings"), or (d) with respect to Sections 3.6-3.14 only, the SEC Reports (as defined herein), the Company represents and warrants to the Purchaser as set forth in this Section 3.

         3.1 ORGANIZATION AND STANDING. Each of the Company and its subsidiaries
(i) is a corporation duly organized and validly existing under the laws of its respective jurisdiction of incorporation and is in good standing as a domestic corporation under the laws of said state, (ii) has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted, and, (iii) is duly qualified or licensed to do business as a foreign corporation in good standing in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified does not and is not reasonably expected to (x) individually or in the aggregate, have a material adverse effect on the properties, business, results of operations, condition (financial or


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otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole, (y) interfere with or impair the Company's ability to perform its obligations under this Agreement, the Commercial Agreement or the Warrant, or
(z) interfere with or prevent the consummation of any of the transactions contemplated by said instruments (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect").

         3.2 CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement and the Commercial Agreement, to sell and issue the Shares and the Warrant hereunder, to issue the Conversion Stock issuable upon conversion of the Shares and exercise or conversion of the Warrant, and to carry out and perform its obligations under the terms of this Agreement.

         3.3 CAPITALIZATION. The authorized capital stock of the Company upon the filing of the Designation with the Secretary of State of the State of Delaware will consist of (a) 300,000,000 shares of Common Stock, of which 61,560,666 shares were issued and outstanding as of June 26, 2000, and (b) 20,000,000 shares of Preferred Stock of which 2,571,428 shares have been designated Series A Preferred, 1,428,571 of which will be sold to the Purchaser at the Closing. All of the outstanding shares of Common Stock have been, and all of the shares of Series A Preferred Stock, when issued and sold at the Closing will be, validly issued, fully paid and nonassessable, free of any liens or encumbrances. The Series A Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Designation. No subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of the Company or securities convertible into or exchangeable for such capital stock are outstanding other than as set forth in the Schedule of Exceptions.

         3.4 AUTHORIZATION. The execution, delivery and performance of this Agreement, the Commercial Agreement and the Warrant by the Company have been duly authorized by all requisite corporate action. This Agreement, the Commercial Agreement, the Investor Rights Agreement (defined below) and the Warrant constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies. The issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

         3.5 CONVERSION STOCK. The Conversion Stock (i) has been duly and validly reserved for issuance, (ii) is not subject to preemptive or any other similar rights of stockholders of the Company, and (iii) when issued in accordance with the terms of the Designation or the Warrant, will be validly issued and outstanding, fully paid and nonassessable, and free of any liens or encumbrances, other than liens or encumbrances created by or imposed upon the holders through no action of the Company.

         3.6 ACCURACY OF REPORTS. All reports (the "SEC Reports") required to be filed by the Company during the period from January 1, 1999 to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed, complied in all material respects with the Exchange Act and the requirements of their respective


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forms (as of their respective filing dates), were complete and correct in all material respects as of the dates at which the information was furnished, and none contained (as of their respective dates of filing) any untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which made, not misleading. Except to the extent that information contained in any SEC Report has been revised or superseded by a later filed SEC Report, none of the SEC Reports contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.7 FINANCIAL STATEMENTS AND CHANGES. Since January 1, 1998, the financial statements of the Company included in the SEC Reports (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cash flows (or changes in financial position prior to the approval of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 95) for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the filed SEC Reports, neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which could reasonably be expected to have a Material Adverse Effect.

         Except as otherwise disclosed herein, in the Financial Statements, the SEC Filings, the SEC Reports or the Schedule of Exceptions, since January 1, 1999, there has not been:

                  (a) Any material change in the assets, liabilities, financial condition, business or results of operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which do not, either in any individual case or in the aggregate, constitute a Material Adverse Effect;

                  (b) Any change in the contingent obligations of the Company, whether by way of guaranty, endorsement, indemnity, warranty or otherwise, except such changes as do not, either individually or in the aggregate, constitute a Material Adverse Effect;

                  (c) Any damage, destruction or loss, whether or not covered by insurance, which could reasonably be expected to have a Material Adverse Effect;

                  (d) Any declaration or payment of any dividend or other distribution of the assets or securities of the Company in respect of outstanding Common Stock; or


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                  (e) Any other event or condition of any character that has materially and adversely affected, or that could reasonably be expected to have a Material Adverse Effect.

         3.8 NO CONFLICT. The provisions of the Designation do not constitute any violation, or conflict with or constitute a default under, any indenture, mortgage, deed of trust or other agreement, instrument, court order, judgment, decree, statute, rule or regulation (each a "Term" and collectively the "Terms") to which the Company is a party or by which it is bound, subject to such exceptions as would not have a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Commercial Agreement, the issuance of the Securities pursuant to the terms hereof and the performance of the Company's obligations hereunder and thereunder (i) will not result in any violation or be in conflict with or constitute a default under any Term, (ii) will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such Term, and (iii) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of its assets or properties, subject to such exceptions as would not have a Material Adverse Effect.

         3.9 GOVERNMENTAL CONSENTS. No consent, approval or authorization of, or designation, declaration or filing with, any Federal or state governmental authority in the United States is required on the part of the Company in connection with the valid execution and delivery of this Agreement and the Commercial Agreement, the offer, sale or the issuance of the Securities or the consummation of any other transaction contemplated hereby, except (i) the filing of the Designation in the office of the State of Delaware, which will be completed prior to the Closing, (ii) if required, qualifications or filings in connection with exemptions under any applicable state "blue sky" laws and Federal securities laws, which qualifications or exemptions, if required, will have been obtained and will be effective on the Closing Date, or will be obtained or filed after the Closing Date within the prescribed time in order to secure such exemptions or qualifications, and (iii) where the failure to obtain any required consent, approval, authorization or designation or to make any required declaration or filing does not and is not reasonably expected to have a Material Adverse Effect.

         3.10 PATENTS, TRADEMARKS, ETC. The Company, to the best of its knowledge, owns or has the right, or prior to the Closing will own or have the right, to use all patents, trademarks, service marks, trade names, copyrights, licenses and rights necessary to its business as now conducted, and, to the best of its knowledge, is not infringing upon any person under or with respect to any of the foregoing. The Company has not received any written communications alleging that the Company has violated any patent, trademark, service mark, trade name, copyright or trade secret or other proprietary right of any other person or entity, subject to such exceptions as would not have a Material Adverse Effect. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the Company's employment of such employees. Neither the execution nor delivery of this Agreement or the Commercial Agreement, nor the carrying on of the Company's business by the employees of the Company will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under,


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any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is necessary to utilize any inventions of any of its employees made prior to their employment by the Company, other than those inventions for which the intellectual property relating thereto previously has been assigned to the Company.

         3.11 LITIGATION. There is no suit, action or proceeding pending or affecting the Company or any of its subsidiaries that, individually or in the aggregate, could have a Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against the Company or any of its subsidiaries having, or which, could reasonably be expected to have, any such effect.

         3.12 COMPLIANCE WITH LAWS. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which could reasonably be expected to have a Material Adverse Effect.

         3.13 OFFERING OF SECURITIES. Neither the Company nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require, under the Securities Act of 1933, as amended (the "Securities Act"), the integration of such offering with the offering and sale of the Securities) which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

         3.14 NO MATERIAL ADVERSE EFFECT. Since the date of the most recent audited balance sheet of the Company contained in the SEC Reports, there has been no event or condition resulting in a Material Adverse Effect on the Company.

                                    SECTION 4
                  PURCHASER REPRESENTATIONS AND WARRANTIES AND
             RESTRICTIONS ON TRANSFER IMPOSED BY THE SECURITIES ACT

         Except as disclosed in the Schedule of Exceptions to Representations and Warranties of the Purchaser attached hereto as Exhibit D-1, the Purchaser represents and warrants to the Company with respect to the Shares, as follows:

         4.1 INVESTMENT INTENT.

                  (a) Purchaser has substantial experience in business and financial matters and is capable of evaluating the merits and risks of its investment in the Company and is able to bear the economic risks of its investment.

                  (b) Purchaser is an "accredited investor" as defined in Rule 501(a)(3) of Regulation D of the Securities Act.

                  (c) Purchaser is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. Purchaser


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understands that the Securities have not been registered under the Securities
Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                  (d) Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in a transaction directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

         4.2 CORPORATE POWER. Purchaser has all requisite legal and corporate power to execute and deliver this Agreement and the Commercial Agreement and to carry out and perform its obligations under the terms of this Agreement and the Commercial Agreement.

         4.3 AUTHORIZATION. The execution, delivery and performance of this Agreement and the Commercial Agreement by the Purchaser has been duly authorized by all requisite corporate action, and this Agreement and the Commercial Agreement constitutes valid and binding obligations of Purchaser enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies.

         4.4 GOVERNMENTAL CONSENTS. No consent, approval or authorization of, or designation, declaration or filing with, any federal or state governmental authority in the United States is required on the part of Purchaser in connection with the valid execution and delivery of this Agreement and the Commercial Agreement or the consummation of any other transaction contemplated hereby or thereby, except for such filings as may be required under the Exchange Act and the related rules and regulations thereunder subsequent to the issuance of the Shares.

                                    SECTION 5
                              CONDITIONS TO CLOSING

         5.1 CONDITIONS TO PURCHASER'S OBLIGATIONS. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment to the reasonable satisfaction of the Purchaser on or prior to the Closing Date of the following conditions any of which may be waived in whole or in part by the
Purchaser:

                  (a) The representations and warranties made by the Company in
Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date;


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                  (b) All covenants, agreements and conditions contained in this
Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects;

                  (c) The Purchaser shall have received from Paul, Hastings, Janofsky & Walker, counsel to the Company, an opinion addressed to the Purchaser, dated the Closing Date, in substantially the form attached hereto as Exhibit E;

                  (d) The Company shall have delivered to the Purchaser a certificate, executed on the Company's behalf by the Chief Executive Officer or Chief Financial Officer of the Company, dated the Closing Date and certifying to the fulfillment of the conditions specified in paragraphs (a) and (b) of this
Section 5.1 in the form attached hereto as Exhibit F;

                  (e) The Company shall have entered into the Commercial Agreement in substantially the form attached hereto as Exhibit A;

                  (f) The Company shall have executed and delivered to Purchaser the Warrant substantially in the form attached hereto as Exhibit B;

                  (g) The Company shall have entered into the Investor Rights Agreement with Purchaser dated the date hereof in substantially the form attached hereto as Exhibit G (the "Investor Rights Agreement");

                  (h) The Company shall have obtained all necessary state "blue sky" law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities;

                  (i) The Designation shall have been filed with and accepted by the Delaware Secretary of State;

                  (j) All material matters of a legal nature which pertain to this Agreement, and the transactions contemplated hereby, shall have been approved by counsel to the Purchaser; and

                  (k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, promulgated or issued or deemed applicable to the proposed transactions by any legislature, administrative agency, court or other governmental authority which would make consummation of the proposed transactions pursuant to this Agreement illegal or render the Company or the Purchaser unable to consummate the proposed transactions nor shall there have been filed any proceeding in a court of competent jurisdiction seeking to enjoin or restrain the transactions contemplated by this Agreement.

                  (l) The Company shall have delivered to Purchaser waivers or consents from all governmental authorities or other parties necessary to consummation of the transactions contemplated hereby, including waivers of those rights of third parties described in Section 3.4 of the Schedule of Exceptions of Company, in a form reasonably acceptable to Purchaser.


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                  (m) The Shares and Conversion Stock shall be free of any
claims or liens or encumbrances.

         5.2 CONDITIONS TO COMPANY'S OBLIGATIONS. The Company's obligation to sell and issue the Shares to the Purchaser at the Closing is subject to the fulfillment to the Company's reasonable satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by the Company:

                  (a) The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date;

                  (b) All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects;

                  (c) The Purchaser shall have delivered to the Company a certificate executed on the Purchaser's behalf by an executive officer of the Purchaser, dated as of the Closing Date and certifying to the fulfillment of the conditions specified in paragraphs (a) and (b) of this Section 5.2 in the form attached hereto as Exhibit H;

                  (d) The Purchaser shall have entered into the Commercial Agreement in substantially the form attached hereto as Exhibit A;

                  (e) The Designation shall have been filed with the Delaware Secretary of State;

                  (f) All material matters of a legal nature which pertain to this Agreement, and the transactions contemplated hereby, shall have been approved by counsel to the Company which approval will not be unreasonably withheld or delayed; and

                  (g) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, promulgated or issued or deemed applicable to the proposed transactions by any legislature, administrative agency, court or other governmental authority which would make consummation of the proposed transactions pursuant to this Agreement illegal or render the Company or the Purchaser unable to consummate the proposed transactions nor shall there have been filed any proceeding in a court of competent jurisdiction seeking to enjoin or restrain the transactions contemplated by this Agreement.

                                    SECTION 6
                                    COVENANTS

         6.1 REASONABLE BEST EFFORTS. Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use commercially reasonable best efforts to promptly take, or cause to be taken, all actions, and to promptly do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make


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

effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

         6.2 ADDITIONAL DOCUMENTS AND FURTHER ASSURANCES. Each party hereto, at the request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

                                    SECTION 7
                                  MISCELLANEOUS

         7.1 PUBLIC ANNOUNCEMENTS. The Company shall obtain the consent of the Purchaser and the Purchaser shall obtain the consent of the Company prior to any public announcement relating to this Agreement, provided that the Company shall be permitted to make any public announcement which is required pursuant to the Securities Act or the Exchange Act or the rules or regulations thereunder; provided, however, that the Company shall, upon Purchaser's request, seek confidential treatment of such materials or information that the Purchaser may reasonably designate.

         7.2 FINDER'S FEE.

                  (a) The Company (i) represents and warrants that the Company has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) hereby agrees to indemnify and to hold the Purchaser harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, is responsible.

                  (b) The Purchaser (i) represents and warrants that the Purchaser has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser, or any of its employees or representatives, is responsible.

         7.3 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to the Company or the Purchaser, upon any breach or default under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character by the Company or the Purchaser of any breach or default under this Agreement, or any waiver by the Company or the Purchaser of any provisions or


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

conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in writing, and all remedies, either under this Agreement, or by law or otherwise afforded to the Company or the Purchaser, shall be cumulative and not alternative.

         7.4 WAIVERS AND AMENDMENTS. The obligations and rights of the Company and the Purchaser under this Agreement may be waived or this Agreement may be amended upon the written consent of the Company and the Purchaser. This Agreement and the provisions hereof may not be waived or amended except pursuant to a written instrument signed by the required party or parties as aforesaid.

         7.5 SEVERABILITY. In the event that any provision of this Agreement shall be deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         7.6 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser and the Company and shall survive the Closing of the transactions contemplated hereby for a period of one year.

         7.7 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         7.8 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered (i) personally,
(ii) by facsimile transmission with written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice, or (iii) by a nationally recognized overnight courier, in each case with all delivery or postal charges pre-paid. Notices shall be addressed (i) if to the Purchaser, at the Purchaser's address as set forth on the signature page of this Agreement, Attention: Chief Financial Officer and Deputy General Counsel, Finance and Operations, (Fax (425) 936-7329), with a copy to Richard Dodd at Preston Gates & Ellis LLP, 5000 Columbia Center, 701 Fifth Avenue, Seattle, WA 98104-7078 (Fax (206) 623-7022),
(ii) if to any permitted transferee of Series A Preferred hereunder, then to Purchaser's address or such other address as the transferee shall furnish to the Company in writing pursuant to the provisions hereof, or (iii) if to the Company, at the Company's address set forth on the signature page of this Agreement, Attention: Chief Financial Officer and General Counsel (Fax (215) 658-1872), with copy to the attention of Thomas Pollock, Paul, Hasting, Janofsky & Walker, 345 California Street, San Francisco, CA 94104-2635 (Fax (415) 217-5333) or at such other address as the Company shall have furnished to the Purchaser (or transferees, as aforesaid) in writing.

         Each such notice or communication, addressed and posted as aforesaid, shall for all purposes of this Agreement be treated as effective or having been given (i) when delivered, if delivered personally, (ii) the business day on which the notice or communication is sent, if delivered by facsimile transmission as provided above, or (iii) upon the earlier of its receipt or two
(2) business days after the business day of deposit with a nationally recognized overnight courier, if delivered by such means.

         7.9 ENTIRE AGREEMENT. This Agreement, the Commercial Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersede any and all prior agreements and understandings among the parties.

         7.10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington as they apply to contracts entered into and wholly to be performed within such state, and without reference to its principles of conflicts of law or choice of law.

         7.11 EXPENSES. The Company and the Purchaser shall each bear all expenses that such respective party has incurred or incurs in connection with this Agreement and the transactions contemplated hereby, and any amendments or waivers hereto.

         7.12 ATTORNEYS' FEES. In the event of any litigation in a court of competent jurisdiction arising in connection with this Agreement and the transactions contemplated hereby, the prevailing party in judgment shall be entitled to recover reasonable legal fees and costs in connection with such action including any appeals.

         7.13 TITLES AND SUBTITLES. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         7.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                                        COMPANY

                                        FUTURELINK CORP., a Delaware corporation


                                        By: /s/ PHILIP R. LADOUCEUR
                                           -------------------------------------
                                        Name: Philip R. Ladouceur
                                             -----------------------------------
                                        Title: Chairman and CEO
                                              ----------------------------------


                                        Address: 6 Morgan, Suite 100
                                                 Irvine, CA  92618

                                        PURCHASER

                                        MICROSOFT CORPORATION, a Washington
                                        corporation


                                        By: /s/ AMAR NEHRU
                                           -------------------------------------
                                                        Amar Nehru
                                           Vice President, Corporate Development

                                        Address: One Microsoft Way
                                                 Redmond, WA  98052

                                    EXHIBITS

Exhibit A   - Commercial Agreement
Exhibit B   - Form of Warrant
Exhibit C   - Certificate of Designation of Series A Convertible Preferred Stock
Exhibit D   - Schedule of Exceptions
Exhibit D-1 - Schedule of Purchaser Exceptions
Exhibit E   - Legal Opinion of Paul, Hastings, Janofsky & Walker
Exhibit F   - Form of FutureLink Compliance Certificate
Exhibit G   - Form of Investor Rights Agreement
Exhibit H   - Form of Purchaser Compliance Certificate

                                   EXHIBIT D-1

                        Schedule of Purchaser Exceptions

Such filings as maybe required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and similar filings required by the merger notification or control laws of any applicable jurisdiction upon the exercise of the Warrant.


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